                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  April 18, 2002



                         REGIONS FINANCIAL CORPORATION
                         -----------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                        0-6159                    63-0589368
----------------                -------------              ------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


      417 North 20th Street, Birmingham, Alabama          35203
     --------------------------------------------      -----------
       (Address of principal executive offices)        (Zip code)


                                (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as a part of this current report on Form 8-K.


ITEM 9.   REGULATION FD DISCLOSURE

         In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

         On April 18, 2002, the registrant Regions Financial Corporation issued a press release reporting on its results of operations for the quarter ended March 31, 2002. The press release is included in this report as exhibit 99.1.

                                   SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REGIONS FINANCIAL CORPORATION
                                        (Registrant)



                                 By: /s/ D. Bryan Jordan


                                      D. Bryan Jordan
                                      Executive Vice President and Comptroller


Date:  April 18, 2002



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                               INDEX TO EXHIBITS

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
                                                                   Sequential
   Exhibit                                                          Page No.
   -------                                                         ----------


    99.1       Press release dated April 18, 2002.
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